Exhibit 99.1

Houghton Mifflin Harcourt Completes Acquisition of

Scholastic’s Educational Technology and Services Business for $575 Million

Acquisition gives HMH a leading position in intervention, expands capabilities in early learning and professional development

BOSTON – May 29, 2015 – Global learning company Houghton Mifflin Harcourt (NASDAQ: HMHC) (HMH) announced today that it has completed its previously-announced acquisition of the Educational Technology and Services (“EdTech”) business of Scholastic Corporation for $575 million in cash, subject to customary working capital adjustments.

With this transaction, HMH adds market-leading intervention curriculum and services to its industry-leading Pre-K-12 portfolio. The addition of the EdTech group also builds on HMH’s strategy to expand in other key growth areas, including educational technology, early learning, and education services.

“The closing of this acquisition is an exciting milestone for HMH, the EdTech business, and the broader education community,” stated Linda K. Zecher, HMH’s President and Chief Executive Officer. “Our combined content portfolio, sales and services capabilities, and robust digital platforms yield a comprehensive offering that will better serve teachers, students, parents and lifelong learners. We look forward to working with this talented team to further drive our vision of fueling a learning transformation powered by technology.”

Eric Shuman, HMH’s Chief Financial Officer, commented, “We’re excited to have completed this transaction, which deepens our strategic positioning in key growth areas. We believe that the new revenue streams and cost synergies we expect to realize from this transaction will enhance our overall financial profile. We will continue to take a prudent approach to capital allocation as we look to drive long-term growth and stockholder value.”

With the close of this transaction, the EdTech group’s approximate 800 employees have become part of HMH, including the division’s President Margery Mayer, who joins the Company as EVP, HMH Intervention Solutions, reporting directly to CEO Linda Zecher.

“The entire EdTech team is delighted to join an organization that brings both passion and innovation to learning,” added Margery Mayer, EVP, HMH Intervention Solutions. “As part of HMH, we gain a unique opportunity to serve a broader customer base and to develop new, cutting-edge products and services designed to close achievement gaps and accelerate the learning transformation.”

HMH also closed today on the $800 million senior secured term loan facility with a six-year maturity, which replaces its existing $180 million term loan.

About Houghton Mifflin Harcourt

Houghton Mifflin Harcourt (NASDAQ:HMHC) is a global learning company dedicated to changing people’s lives by fostering passionate, curious learners. As a leading provider of pre-K–12 education content, services, and cutting-edge technology solutions across a variety of media, HMH enables learning in a changing landscape. HMH is uniquely positioned to create engaging and effective educational content and experiences from early childhood to beyond the classroom. HMH serves more than 50 million students in over 150 countries worldwide, while its award-winning children’s books, novels, non-fiction, and reference titles are enjoyed by readers throughout the world. For more information, visit www.hmhco.com.

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Contacts

Investor Relations

Rima Hyder

Vice President, Investor Relations

617-351-3309

rima.hyder@hmhco.com

Media Relations

Bianca Olson

SVP, Corporate Affairs

617-351-3841

bianca.olson@hmhco.com

Forward-Looking Statements

The statements contained herein include forward-looking statements, which involve risks and uncertainties. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “projects,” “anticipates,” “expects,” “could,” “intends,” “may,” “will” or “should,” “forecast,” “intend,” “plan,” “potential,” “project,” “target” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They include statements regarding our intentions, beliefs or current expectations concerning, among other things, the acquisition’s impact on our business, results of operations, financial condition, liquidity, products and services, prospects for growth, position in adjacent markets and market share, the market and industry in which we operate; our capital allocation strategy; and potential business decisions. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are based upon information available to us on the date of this report.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained herein. In addition, even if our results of operations, financial condition and liquidity and the development of the industry in which we operate are consistent with the forward looking statements contained herein, those results or developments may not be indicative of results or developments in subsequent periods.

Important factors that could cause our results to vary from expectations include, but are not limited to: the risk that the acquisition and new term loan disrupt current plans and operations; the ability to achieve the anticipated benefits and synergies of the acquisition, which may be affected by, among other things, competition, the ability of the acquired business to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; costs related to the acquisition; changes in applicable laws or regulations; our inability to successfully integrate the business; changes in state and local education funding and/or related programs, legislation and procurement processes; adverse or worsening economic trends or the continuation of current economic conditions; changes in consumer demand for, and acceptance of, our products; changes in product mix, format and timing of delivery; changes in competitive factors; offerings by technology companies that compete with our products; industry cycles and trends; conditions and/or changes in the publishing industry; changes or the loss of our key third-party print vendors; restrictions under agreements governing our outstanding indebtedness; changes in laws or regulations governing our business and operations; changes or failures in the information technology systems we use; demographic trends; uncertainty surrounding our ability to enforce our intellectual property rights; inability to retain management or hire employees; impact of potential impairment of goodwill and other intangibles in a challenging economy; decline or volatility of our stock price regardless of our operating performance; and other factors discussed in the “Risk Factors” section of our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other news releases we issue and filings we make with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events described herein may not occur.

We undertake no obligation, and do not expect, to publicly update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained herein.